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                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


Each director and/or officer of Chief Auto Parts Inc. (the "Company") whose signature appears below hereby appoints David H. Eisenberg and Thomas A. Hough as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 28, 1997, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

IN WITNESS WHEREOF, we have hereunto set our hands this 26th day of March, 1998.

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Signature                               Title


/s/ DAVID H. EISENBERG             President, Chief Executive Officer
-----------------------------      and Chairman of the Board
David H. Eisenberg
                                   Senior Vice President - Finance, Treasurer,
/s/ THOMAS A. HOUGH                and Chief Financial Officer
-----------------------------      (Principal Financial Officer)
Thomas A. Hough

/s/ PATRICK J. CORBETT             Director of Financial Reporting
-----------------------------      (Principal Accounting Officer)
Patrick J. Corbett

/s/ HAROLD S. EASTMAN
-----------------------------      Director
Harold S. Eastman

/s/ STEPHEN A. KAPLAN
-----------------------------      Director
Stephen A. Kaplan

/s/ RICHARD MASSON
-----------------------------      Director
Richard Masson
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